                TENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

         THIS TENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (the "Amendment") is made and entered into as of this 20th day of August, 2003, by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("Arris LLC"), certain Subsidiaries of the Company listed on the signature pages hereof (together with the Company and Arris LLC, the "Borrowers"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, as administrative agent, collateral agent and syndication agent for the Lenders ("Collateral Agent").

         WHEREAS, Borrowers, Lenders, and Agent entered into that certain Credit Agreement, dated as of August 3, 2001, pursuant to which the Lenders agreed to make certain loans to the Borrowers (as amended, modified, supplemented and restated from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and

         WHEREAS, in connection with the Credit Agreement, Arris Group, Inc., a Delaware corporation ("Holdings," sometimes also referred to herein as "Seller"), Borrowers, certain other direct and indirect subsidiaries of Company, and Collateral Agent entered into that certain Security Agreement, dated as of August 3, 2001 (the "Security Agreement"), whereby Collateral Agent holds security interests and liens (collectively, the "Liens"), for the benefit of itself and the Lenders, in and to certain assets owned by Holdings and the Borrowers, including the capital stock of Electronic System Products, Inc. ("ESP"), a Borrower, as collateral for the loans made by the Lenders to the Borrowers; and

         WHEREAS, pursuant to Section 7.7 of the Credit Agreement, Holdings and Borrowers are restricted from transferring or otherwise disposing of all or any part of their business, property or assets (including the Capital Stock of a Subsidiary), except as otherwise permitted therein or except as otherwise consented to by the Requisite Lenders in writing; and

         WHEREAS, pursuant to Section 7.9 of the Credit Agreement, Holdings and Borrowers are prohibited from entering into certain transactions with shareholders and affiliates, except as otherwise permitted therein or except as otherwise consented to by the Requisite Lenders in writing; and

         WHEREAS, Seller desires to sell one hundred percent of the stock of ESP (the "Stock") to Rare Medium Group, Inc., a Delaware corporation (the "Purchaser") for a purchase price of one dollar ($1.00), under the terms of that certain Stock Purchase Agreement, dated as of August 18, 2003 (the "Purchase Agreement"), by and between Seller and Purchaser, a copy of which is attached hereto as EXHIBIT A (consummation of the transactions described in, and in a manner not materially inconsistent with the terms and conditions of, the Purchase Agreement is referred to herein as the "Sale"), and Borrowers have requested that the Lenders consent to the Sale and agree release ESP as a Borrower under the Credit Agreement following the consummation of the Sale; and

         WHEREAS, in connection with that certain Digital BTSC Encoding Agreement, effective on or about November 25, 2002, by and between ESP and THAT Corporation ("THAT Corp."), Company desires to assign certain patents to THAT Corp., and Borrowers have requested that the Lenders consent to such assignment and to the release of Collateral Agent's Liens on such patents.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Upon the consummation of the Sale in accordance with the terms and conditions contained herein, the introduction to the Credit Agreement shall be amended by deleting the following text "EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF" in its entirety, and inserting in lieu thereof the following text: "EACH OF COMPANY'S SUBSIDIARIES LISTED ON EXHIBIT B TO THE TENTH AMENDMENT".

         (b) Section 1.1 to the Credit Agreement shall be amended by adding the following definition, which shall be inserted in the proper alphabetical order:

         "Tenth Amendment" shall mean and refer to that certain "Tenth Amendment to Credit Agreement and Consent" by and among the Borrowers, Lenders, and Agent, as identified therein, dated as of August 20, 2003.

         2.       Consents.

         (a) Pursuant to the terms and conditions of the Credit Agreement, the Security Agreement and the other Loan Documents, and upon satisfaction of the terms and conditions contained herein, the Lenders hereby consent to the Sale, which includes the following inter-company transactions to be entered into by Seller and ESP:

                  (i) a capital contribution to be made by Seller to ESP immediately prior to the Closing (as defined in the Purchase Agreement, the "Closing") equal to the positive amount by which $545,000 exceeds the amount of the Qualified Receivables (as such term is defined in the Purchase Agreement);

                  (ii) the sale by Seller to ESP, not later than immediately prior to the Closing, of the fixed assets identified in Exhibit 5(i) to the Purchase Agreement;

                  (iii) the assignment by ESP to Seller, prior to the Closing, without recourse or representation or warranty, of all of ESP's right, title and interest in and to the notes receivable set forth on Exhibit 5(j) to the Purchase Agreement;

                  (iv) the assignment by ESP to Seller, prior to the Closing, without any representation, warranty or covenant, of its equity interests in CoaXmedia Corporation and Evolve Communications, Inc.;

                  (v) the entering into a consulting arrangement, pursuant to a consulting agreement to be executed immediately prior to Closing, between Seller and ESP whereby ESP will be permitted to utilize up to three members of Seller's technical staff on projects at cost for a period of up to six months following the Closing;

                  (vi) the transfer between ESP and Seller, prior to the Closing, of certain intellectual property pursuant to the Intellectual Property Transfer and License Agreement (as defined in the Purchase Agreement); and

                  (vii) the entering into a sublease arrangement between Seller and ESP, pursuant to which ESP shall be entitled to remain in its current location and shall not be obligated to pay any rent until the period commencing July 15, 2004.

         (b) In connection with the Lenders' consent to the Sale, the Borrowers agree that:

                  (i) The Sale shall be consummated pursuant to the terms and conditions of the Purchase Agreement, in substantially the form set forth therein, to the satisfaction of the Collateral Agent in its reasonable discretion.

                  (ii) Promptly after the Closing, Seller shall deliver to Collateral Agent duly executed copies of the Purchase Agreement, the related schedules and related agreements, instruments and documents.

         Any failure of Borrowers or Seller to comply with either of the foregoing clauses (i) or (ii) shall be deemed an Event of Default pursuant to the terms of the Credit Agreement and other Loan Documents.

         (c) Pursuant to the terms and conditions of the Credit Agreement, the Security Agreement and the other Loan Documents, the Lenders hereby consent to the assignment by Company to THAT Corp. (the "Assignment") of the following patents (collectively, the "Assigned Patents") and to the release of Collateral Agent's Liens in and to the Assigned Patents:

                  (i)      US Patent No. 6,037,993
                  (ii)     US Patent No. 6,259,482
                  (iii)    US Patent No., 6,192,086

         3.       Release of Collateral.

         (a) Upon the consummation of the Sale, pursuant to the terms and conditions contained herein, Collateral Agent will (i) release its Liens on the Stock and any of the assets of ESP subject of the Sale (the "Assets"), which Assets include without limitation the intellectual property described on EXHIBIT C hereto (the "Transferred IP"), (ii) promptly deliver the original stock certificate(s) for ESP to Borrowers at the address to be indicated by the Borrowers, (iii) promptly file any Lien release documentation with the United States Patent and Trademark Office (the "PTO") necessary to record the release of Liens on the Transferred IP, (iv) be deemed to have authorized hereby the filing of any UCC termination statements required to release the Liens on the Stock and any of the Assets, and (iv) provide such other Lien release documentation with respect to the Stock and the Assets as Borrowers may reasonably request.

         (b) Upon consummation of the Assignment, pursuant to the terms and conditions contained herein, Collateral Agent will (i) release its Liens on the Assigned Patents, (ii) promptly record the release of such Liens with the PTO, (iii) be deemed to have authorized hereby the filing of any UCC termination statements required to release the Liens on the Assigned Patents, and (iv) provide such other Lien release documentation with respect to the Assigned Patents as Borrowers may reasonably request.

         4. Release of ESP as Borrower. Upon the consummation of the Sale, pursuant to the terms and conditions contained herein, all of ESP's Obligations under the Credit Agreement and the other Loan Documents, including without limitation ESP's obligations and duties to the other Borrowers pursuant to Section 2.10 of the Credit Agreement and the Borrowers' Guaranty, shall be deemed to be released and discharged without any notice to, or further action by, any other Person, (b) ESP shall cease to be a Borrower under the Credit Agreement and shall thereafter be deemed removed as a party to any of the other Loan Documents; and (c) the Obligations of the remaining Borrowers under the Credit Agreement, and their corresponding obligations under the other Loan Documents, shall continue in full force and effect, and shall remain binding upon the remaining Borrowers notwithstanding the release of ESP.

         5. Consent Fee. Borrowers shall pay to Collateral Agent, for the benefit of itself and the Lenders, a fee of $________ (the "Consent Fee") due and payable upon the execution of this Amendment. The Consent Fee shall be shared pro rata among the Lenders and shall be fully earned by Collateral Agent and Lenders when paid and shall not be subject to refund or rebate.

         6. Representations, Warranties and Covenants of Borrowers. To induce Agents and Lenders to enter into this Amendment:

         (a) Each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

                  (i) as of the date hereof, and after giving effect to the terms hereof, there exists no Event of Default under the Credit Agreement or any of the other Loan Documents,

                  (ii) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

                  (iii) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

                  (iv) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

         (b) Each Borrower acknowledges and agrees that no right of offset, defense (other than to the extent of prior payment or performance of any Obligations), counterclaim, claim, causes of action or objection in favor of any Borrower against either Agent or any Lender presently exists by reason of any act, event, omission, manner, cause or things occurring on or prior to the date of this Amendment arising out of or with respect to, (i) the Credit Agreement, as hereby amended, or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of any of the Loans, the Obligations or any Letter of Credit.

         (c) Each Borrower acknowledges and agrees that if Borrowers shall fail to perform in a timely manner any covenants, agreements or obligations of the Borrowers contained in this Amendment or any of the Loan Documents, Collateral Agent may, but shall not be obligated to, perform such covenants, agreements or obligations at the cost and expense of the Borrowers; provided, however, that the performance of such covenants by Collateral Agent shall not be deemed to have waived or cured any default of Borrowers with respect to the performance of such covenants, agreements or obligations. The Borrowers agree to pay on demand all costs and expenses incurred by Collateral Agent and its representatives in connection with the foregoing, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent. The Borrowers authorize and direct the Collateral Agent to charge the Collateral Account for such costs and expenses as Revolving Loans.

         (d) Each Borrower acknowledges and agrees that the consents contained in paragraph 2 of this Amendment (i) are not intended, and should not be construed, as an amendment of, the Credit Agreement, but instead constitutes a waiver of certain provisions of the Credit Agreement which would otherwise have prohibited the Sale (such waiver includes, without limitation, the Change in Control and any other Event of Default which would result from the Sale), and (ii) shall not represent a consent or waiver related to any future actions of any Borrower or Seller, including, without limitation, any future sale of assets. Further, each of the Lenders reserves all of its rights pursuant to the Credit Agreement and all other Loan Documents.

         (e) Each Borrower acknowledges and aggress that Lenders' agreement to consent to the specific matters herein addressed, does not and shall not create (nor shall Seller nor any Borrower rely upon the existence of or claim or assert that there exists) any obligation of Lenders or the Requisite Lenders to consider or agree to any further consents and, in the event that any Lender subsequently agrees to consider any further consents, neither this consent nor any other conduct of any Lender shall be of any force or effect on such Lender's consideration or decision with respect to any such requested consent, and such Lender shall have no obligation whatsoever to consider or agree to further consents.

         7. Further Assurances. Borrowers agree to take such further action as Collateral Agent shall reasonably request in connection herewith to evidence the agreement herein contained.

         8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of New York.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.


                                BORROWERS:

                                ARRIS INTERNATIONAL, INC.


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                ARRIS INTERACTIVE L.L.C.


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                ANTEC ASSET MANAGEMENT COMPANY


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Vice President and Assistant Secretary


                                ANTEC LICENSING COMPANY


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                TEXSCAN CORPORATION


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Vice President

                                ELECTRONIC CONNECTOR CORPORATION OF ILLINOIS


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                POWER GUARD, INC.


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                ELECTRONIC SYSTEM PRODUCTS INC.


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                                KEPTEL, INC.


                                By:  /s/Armando Rois-Mendez
                                   --------------------------------------------
                                Name:  Armando Rois-Mendez
                                Title:  Assistant Secretary


                    [Signatures Continue on Following Pages]

                                COLLATERAL AGENT:

                                THE CIT GROUP/BUSINESS CREDIT, INC., as
                                Administrative Agent, Collateral Agent, and
                                Syndication Agent


                                By:  /s/ John F. Bohan
                                   --------------------------------------------
                                Name:  John F. Bohan
                                Title:  Vice President


                          [Lenders' Signatures Follow]

                                LENDERS:

                                BANK ONE, NA, as successor by merger to
                                American National Bank And Trust Company Of
                                Chicago


                                By:  /s/ Diane M. Zurick
                                   --------------------------------------------
                                Name:  Diane M. Zurick
                                Title:  Associate Director

                                THE CIT GROUP/BUSINESS CREDIT, INC.


                                By:  /s/ John F. Bohan
                                   --------------------------------------------
                                Name:  John F. Bohan
                                Title:  Vice President

                                CONGRESS FINANCIAL CORPORATION (SOUTHWEST)


                                By:  /s/ Paul Truax
                                   --------------------------------------------
                                Name:  Paul Truax
                                Title:  Vice President

                                FLEET CAPITAL CORPORATION


                                By:/s/ Douglas Strange
                                   --------------------------------------------
                                Name:  Douglas Strange
                                Title:  Vice President

                               GMAC COMMERCIAL FINANCE LLC
                               successor by merger to GMAC COMMERCIAL CREDIT LLC

                               By:  /s/ David Duffy
                                  --------------------------------------------
                               Name:  David Duffy
                               Title:  Senior Vice President